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                                                                      Exhibit 24

                             FirstMerit Corporation
                           Limited Power of Attorney
                        2002 Annual Report on Form 10-K

     The undersigned directors and officers of FirstMerit Corporation (the "Company") hereby constitute and appoint Terry E. Patton, Terrence E. Bichsel and/or Stanley E. Everett, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file under the Securities Act of 1934 an Annual Report on Form 10-K for the year 2002, and any and all amendments (on Form 10-K/A) and exhibits to the foregoing and any and all other documents to be filed with the Securities and Exchange Commission or National Association of Securities Dealers pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said directors and officers, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

     Effective the 20th day of February, 2003, unless otherwise indicated below.

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/s/ JOHN R. COCHRAN
-----------------------------------------------------
John R. Cochran
Director, Chairman and Chief Executive Officer


/s/ KAREN S. BELDEN
-----------------------------------------------------
Karen S. Belden, Director


/s/ JOHN C. BLICKLE
-----------------------------------------------------
John C. Blickle, Director


/s/ RICHARD COLELLA
-----------------------------------------------------
Richard Colella, Director


/s/ CLIFFORD J. ISROFF
-----------------------------------------------------
Clifford J. Isroff, Director


/s/ ROBERT G. MERZWEILER
-----------------------------------------------------
Robert G. Merzweiler, Director


/s/ RICHARD N. SEAMAN
-----------------------------------------------------
Richard N. Seaman, Director


/s/ TERRENCE E. BICHSEL
-----------------------------------------------------
Terrence E. Bichsel
Executive Vice President & Chief Financial Officer
(Principal Financial Officer and Principal Accounting
Officer)


/s/ R. CARY BLAIR
-----------------------------------------------------
R. Cary Blair, Director


-----------------------------------------------------
Robert W. Briggs, Director


/s/ TERRY L. HAINES
-----------------------------------------------------
Terry L. Haines, Director


/s/ PHILIP A. LLOYD, II
-----------------------------------------------------
Philip A. Lloyd, II, Director


/s/ ROGER T. READ
-----------------------------------------------------
Roger T. Read, Director


/s/ JERRY M. WOLF
-----------------------------------------------------
Jerry M. Wolf, Director
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